SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 13, 2004
                                                           ------------



                        Blonder Tongue Laboratories, Inc.
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             (Exact Name of registrant as specified in its charter)


       Delaware                           1-14120                52-1611421
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
      of incorporation)                                      Identification No.)


                One Jake Brown Road, Old Bridge, New Jersey 08857
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (732) 679-4000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibits are filed herewith:


     Exhibit 99.1 Press Release dated May 13, 2004.


Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

     On May 13, 2004, the Company issued a press release announcing its unaudited financial results for the first quarter ended March 31, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

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

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        BLONDER TONGUE LABORATORIES, INC.



                                        By: /s/ Eric Skolnik
                                           -------------------------------------
                                           Eric Skolnik
                                           Senior Vice President and Chief
                                                Financial Officer

Date: May 13, 2004


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